                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints
Garo H. Armen, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Antigenics Inc. (the "Company") relating to the registration of $100,000,000 of the Company's common stock, preferred stock or debt securities and any and all amendments (including post-effective amendments) thereto, and any related 462(b) registration statement or amendment thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this power of attorney has been signed by the undersigned as of April 7, 2004.

                     SIGNATURE                                   TITLE
                     ---------                                   -----


 /s/ Noubar Afeyan                                  Director
 --------------------------------------------
 Noubar Afeyan, Ph.D.

 /s/ Frank AtLee                                    Director
 --------------------------------------------
 Frank AtLee

 /s/ Gamil de Chadarevian                           Vice Chairman of the Board of Directors
 --------------------------------------------
 Gamil de Chadarevian

 /s/ Tom Dechaene                                   Director
 --------------------------------------------
 Tom Dechaene

 /s/ Margaret Eisen                                 Director
 --------------------------------------------
 Margaret Eisen

 /s/ Wadih Jordan                                   Director
 --------------------------------------------
 Wadih Jordan

 /s/ Mark Kessel                                    Director
 --------------------------------------------
 Mark Kessel

 /s/ Pramod Srivastava                              Director
 --------------------------------------------
 Pramod Srivastava, Ph.D.